American Century Capital Portfolios, Inc. Statement of Additional Information Supplement AC Alternatives™ Equity Fund AC Alternatives™ Income Fund AC Alternatives™ Multi-Strategy Fund
Supplement dated December 28, 2015 ■ Statement of Additional Information dated May 8, 2015

Effective December 24, 2015, Third Avenue Management LLC will no longer serve as an underlying subadvisor for the fund.

The following replaces the third paragraph in The Funds' History section on page 2 of the statement of additional information.
American Century Investment Management, Inc. (ACIM or the advisor) serves as the investment adviser to the funds. ACIM has engaged Perella Weinberg Partners Capital Management LP (PWP) as a subadvisor for the funds. PWP determines the percentage of the funds’ portfolio allocated to each underlying subadvisor in order to seek to achieve the funds’ investment objective. PWP also is responsible for making recommendations with respect to hiring, terminating, or replacing the funds’ underlying subadvisors, as well as the funds’ asset allocations. The funds’ investment subadvisors are currently: Arrowpoint Asset Management, LLC; Good Hill Partners LP; Levin Capital Strategies, LP; MAST Capital Management, LLC; Passport Capital, LLC, Sankaty Advisors, LLC, Sirios Capital Management, L.P., and Three Bridges Capital, LP (underlying subadvisors). Fund assets not allocated to underlying subadvisors may be managed by PWP (references to “underlying subadvisor(s)” include PWP when acting in this capacity).

The following replaces the Underlying Subadvisors section on page 47 of the statement of additional information.
Underlying Subadvisors
Each of the following entities has been engaged as an underlying subadvisor for the fund. Each underlying subadvisor is responsible for managing a discreet portion of one or more fund’s assets. The following entities serve as underlying subadvisors as of the date of this statement of additional information:

•	Arrowpoint Asset Management, LLC. Arrowpoint is controlled by its principals - David Corkins, Karen Reidy and Monyoung Sohn.

•	Good Hill Partners LP. Good Hill is controlled by its partners - Franklin Collins and Brant Brooks, who both work at Good Hill on a full-time basis as Co-Chief Investment Officers.

•	Levin Capital Strategies, LP. John A. Levin, through various ownership interests, including the general partner of Levin Capital Strategies, LP, controls Levin Capital Strategies, LP.

•	MAST Capital Management, LLC. MAST is controlled by David Steinberg, the founding partner and Chief Investment Officer of MAST.

•	Passport Capital, LLC. Passport is controlled by John Burbank, the Managing Member of Passport Capital, LLC.

•	Sankaty Advisors, LLC. Sankaty is controlled by its parent, Bain Capital, LLC. Bain Capital, LLC is owned by its managing directors.

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Sirios Capital Management, L.P. Sirios Capital Management, L.P. is a Delaware limited partnership. Sirios Associates, L.L.C. serves as its sole general partner. John F. Brennan, Jr. is the sole member of Sirios Associates, L.L.C. Mr. Brennan co-founded Sirios in 1999 and currently serves as Managing Director.

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Three Bridges Capital, LP is controlled by Gene Salamon as equity owner and is the firm’s Founder and Managing Partner. Mr. Salamon functions as the Portfolio Manager for all portfolios managed by the firm.

The subadvisory agreement with each underlying subadvisor provides that the subadvisor will make investment decisions for the fund(s) it manages in accordance with such fund’s objectives, registration statement, policies, restrictions and whatever additional written guidelines it may receive from the advisor from time to time. Under the current subadvisory agreements, the advisor (not the funds) pays each underlying subadvisor a fee based on the average daily net assets of the portion of the funds that each manages. Because the funds have not yet begun operations, no subadvisory fees have been paid as of the date of this statement of additional information. In the future, the funds will disclose the aggregate investment advisory fees paid by the advisor to the funds’ underlying subadvisors for the most recently completed fiscal year.

Each subadvisory agreement also provides that it will terminate automatically if assigned (as defined in the Act). Each subadvisory agreement continues in effect so long as its continuance is specifically approved by a vote of a majority of the funds’ outstanding voting securities or by a vote of a majority of the funds’ directors, including a majority of those directors who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each subadvisory agreement is subject to termination without penalty on 60 days’ written notice by the underlying subadvisor, the Board of Directors, or a majority of the funds’ outstanding votes and will terminate automatically in the event of (i) its assignment or (ii) termination of the investment advisory agreement between the funds and the advisor.

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